Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27
-------------

August 19, 1997

THE STROH BREWERY COMPANY
100 River Place
Detroit, Michigan  48207

Attention:  Christopher T. Sortwell
            Senior Vice President, Finance

         Re:  Production Agreement, dated January 14, 1997, between The Stroh
                 Brewery Company ("Stroh") and Boston Beer Company Limited Partnership ("Boston Beer") (the "Production Agreement") and Letter Agreement, dated January 14, 1997, between Stroh and Boston Beer ("Letter Agreement")

Ladies and Gentlemen:

The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to the Investment (as defined) referred to in each of the Production Agreement and the Letter Agreement.

     1. The first sentence of Section 12 of the Production Agreement is hereby deleted and the following is substituted in lieu thereof:

          "Boston Beer and Stroh hereby confirm Boston Beer's right and obligation to (deleted for expurgation) , in accordance with the Letter of Intent dated January 14, 1997 previously executed by the Parties, as amended on the date hereof (the "Letter of Intent").

     2. All references in the Letter Agreement to "September 30, 1997" are hereby deleted and substituted with "November 30, 1997".

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27 (Continued )
--------------------------

THE STROH BREWERY COMPANY
Page 2
August 19, 1997


If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,

BOSTON BEER COMPANY LIMITED PARTNERSHIP
By:  Boston Brewing Company, Inc., its General Partner


By:  /s/ MARTIN F. ROPER
     --------------------------------
     Martin F. Roper, Vice President

ACCEPTED and agreed to this 22nd day of August, 1997.

THE STROH BREWERY COMPANY


By:  /s/ CHRISTOPHER T. SORTWELL
     ---------------------------------------------
     Christopher T. Sortwell, Senior Vice President

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27 (Continued )
--------------------------
                                               November 19, 1997


THE STROH BREWERY COMPANY
100 River Place
Detroit, MI  48207

Attention: Christopher T. Sortwell, Senior Vice President, Finance

Re: Production Agreement, dated January 14, 1997, between The Stroh Brewery Company ("Stroh") and Boston Beer Company Limited Partnership ("Boston Beer") (the "Production Agreement"), Letter Agreement, dated January 14, 1997, between Stroh and Boston Beer ("Letter Agreement") and Extension Letter, dated August 19, 1997, between Stroh and Boston Beer ("Extension Letter")

Dear Chris:

       The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letter:

            All references in the Letter Agreement, as amended by the Extension Letter, to (deleted for expurgation) are hereby deleted and substituted with (deleted for expurgation).

       If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

                         Very truly yours,

                         BOSTON BEER COMPANY LIMITED PARTNERSHIP
                         By:  Boston Brewing Company, Inc., its General Partner


                         By: /s/ MARTIN F. ROPER
                             ----------------------------------------------
                             Martin F. Roper, Vice President

ACCEPTED and agreed to this 20th day of November, 1997.

THE STROH BREWERY COMPANY


By: /s/ CHRISTOPHER T. SORTWELL
    -----------------------------------------------
    Christopher T. Sortwell, Senior Vice President

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27 (Continued )
--------------------------

                               December 19, 1997


THE STROH BREWERY COMPANY
100 River Place
Detroit, MI   48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

Re: Production Agreement, dated January 14, 1997, between The Stroh Brewery Company ("Stroh") and Boston Beer Company Limited Partnership ("Boston Beer") (the "Production Agreement"), Letter Agreement, dated January 14, 1997, between Stroh and Boston Beer ("Letter Agreement") and the Extension Letters, dated August 19, 1997, and November 19, 1997, between Stroh and Boston Beer (the "Extension Letters")

Dear Chris:

     The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letters, to "December 31, 1997" are hereby deleted and substituted with "January 31, 1998".

     2. All references in the Production Agreement to a (deleted for expurgation), including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with (deleted for expurgation).

     If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

                         Very truly yours,
                         BOSTON BEER COMPANY LIMITED PARTNERSHIP
                         By:  Boston Brewing Company, Inc., its General Partner


                         By: /s/ MARTIN F. ROPER
                             ----------------------------------------
                             Martin F. Roper, Vice President

ACCEPTED and agreed to this 19th day of December, 1997.
THE STROH BREWERY COMPANY


By: /s/ CHRISTOPHER T. SORTWELL
    ---------------------------
    Christopher T. Sortwell, Senior Vice President

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27 (Continued)
--------------------------

January 22, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI    48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

Re: Production Agreement, dated January 14, 1997, between The Stroh Brewery Company ("Stroh") and Boston Beer Company Limited Partnership ("Boston Beer") (the "Production Agreement"), Letter Agreement, dated January 14, 1997, between Stroh and Boston Beer ("Letter Agreement") and the Extension Letters, dated August 19, 1997, November 19, 1997 and December 19, 1997, between Stroh and Boston Beer (the "Extension Letters")

Dear Chris:

The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

         1. All references in the Letter Agreement, as amended by the Extension Letters, to "January 31, 1998" are hereby deleted and substituted with "February 28, 1998".

         2. All references in the Production Agreement to a (deleted for expurgation), including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with (deleted for expurgation).

If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTNERSHIP
By:  Boston Brewing Company, Inc., its General Partner


By: /s/ MARTIN F. ROPER
    -------------------------------------------
    Martin F. Roper, Vice President

                          ACCEPTED and agreed to this 27th day of January, 1998. THE STROH BREWERY COMPANY


                          By: /s/ CHRISTOPHER T. SORTWELL
                              -------------------------------------------------
                              Christopher T. Sortwell, Senior Vice President

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27 (Continued)
-------------------------


                         March 23, 1998



THE STROH BREWERY COMPANY
100 River Place
Detroit, MI 48207

Attention:  Christopher T. Sortwell, Senior Vice President, Finance

Re: Production Agreement, dated January 14, 1997, between The Stroh Brewery Company ("Stroh") and Boston Beer Company Limited Partnership ("Boston Beer")(the "Production Agreement"), Letter Agreement, dated January 14, 1997, between Stroh and Boston Beer ("Letter Agreement") and Extension Letters, dated August 19, 1997, November 19, 1997, December 19, 1997 and January 22, 1998, between Stroh and Boston Beer ("Extension Letters")

Dear Chris:

   The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

     1. All references in the Letter Agreement, as amended by the Extension Letter, to "February 28, 1998" are hereby deleted and substituted with "March 14, 1998".

     2. All references in the Production Agreement to (deleted for expurgation), including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with (deleted for expurgation).

   If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

                         Very truly yours,

                         BOSTON BEER COMPANY LIMITED PARTNERSHIP
                         By: Boston Brewing Company, Inc., its General Partner

                         By: /s/ MARTIN F. ROPER
                            ----------------------------------------------------
                            Martin F. Roper
                            Vice President

ACCEPTED and agreed to this 26th day of February, 1998.

THE STROH BREWERY COMPANY

By: /s/ CHRISTOPHER T. SORTWELL
   -------------------------------------------
   Christopher T. Sortwell
   Senior Vice President

Item 14. Exhibits, Financial Statement Schedules, and Reports on Form 8-K (Continued):

Exhibit 10.27 (Continued )
--------------------------


March 11, 1998

THE STROH BREWERY COMPANY
100 River Place
Detroit, MI   48207

Attention: Christopher T. Sortwell, Senior Vice President, Finance

         Re: Production Agreement, dated January 14, 1997, between The Stroh
                Brewery Company ("Stroh") and Boston Beer Company Limited Partnership ("Boston Beer") (the "Production Agreement"), Letter Agreement, dated January 14, 1997, between Stroh and Boston Beer ("Letter Agreement") and Extension Letters, dated August 19, 1997, November 19, 1997, December 19, 1997, January 22, 1998 and
                February 25, 1998 ("Extension Letters")

Dear Chris:

The following is intended to set forth the agreement reached between Stroh and Boston Beer with respect to a further extension of the Letter Agreement, as previously extended by the Extension Letters:

         1. All references in the Letter Agreement, as amended by the Extension Letter, to "March 14, 1998" are hereby deleted and substituted with "April 15, 1998".

         2. All references in the Production Agreement to a (deleted for expurgation), including the reference contained in Section 6(a) of the Production Agreement are hereby deleted and substituted with (deleted for expurgation).

If the above accurately sets forth your understanding of the agreement reached, please sign and return the enclosed copy of this letter indicating your acceptance.

Very truly yours,
BOSTON BEER COMPANY LIMITED PARTENRSHIP
By: Boston Brewing Company, Inc., its General Partner


By: /s/ MARTIN F. ROPER
    ---------------------------------
     Martin F. Roper, Vice President
               ACCEPTED and agreed to this 12th day of March, 1998. THE STROH BREWERY COMPANY


               By: /s/ CHRISTOPHER T. SORTWELL
                   -----------------------------------------------
                       Christopher T. Sortwell
                       Senior Vice President, Finance